UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2011

United American Petroleum Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

9600 Great Hills Trail, Suite 150W, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 14, 2011, United American Petroleum Corp. (the “Registrant”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with an investor (the “Investor”) pursuant to which the Investor agreed to lend up to One Million Five Hundred Thousand Dollars ($1,500,000) to the Registrant in multiple installments in exchange for a senior secured convertible promissory note (the “Note”) with a conversion price of $0.50 per share and five-year warrants to acquire shares of the Registrant’s common stock at an exercise price of $1.00 per share (the “Warrants”) in the amount of each installment. The first installment of Four Hundred Thousand Dollars ($400,000) (the “First Installment”) was delivered on the date of the Purchase Agreement and the Registrant issued 400,000 Warrants to the Investor in connection with the First Installment. The Note and Warrant Purchase Agreement provides that the Investor will lend additional installments to the Registrant in amounts as requested by Registrant; provided however, that the Registrant provide the proposed use of proceeds for each requested amount. The Investor shall have sole discretion in determining whether the proposed use of proceeds meets those requirements.  This brief description of the Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.  A form of the Note is included as Exhibit 10.2 to this Current Report on Form 8-K.  A form of the Warrants is included as Exhibit 10.3 to this Current Report on Form 8-K.

The Note and Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

In connection with the Purchase Agreement, the Registrant entered into a Registration Rights Agreement with the investor (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, the Registrant is obligated to register for resale the shares of common stock which underlie the Note and the Warrants within 180 days from the date of the Registration Rights Agreement. This brief description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement as attached in Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 for a description of the Note and Warrants, which is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the Note and the Warrants, which is incorporated herein by reference.

Item 9.01.  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
4.1	Form of Registration Rights Agreement.
10.1	Form of Note and Warrant Purchase Agreement.
10.2	Form of Senior Secured Convertible Promissory Note.
10.3	Form of Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: October 18, 2011	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer